UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2026

John Deere Owner Trust 2026-B

(Exact name of the Issuing Entity as specified in its charter)

(Central Index Key Number: 0002141933)

John Deere Receivables LLC

(Exact name of the Depositor as specified in its charter)

(Central Index Key Number: 0001762590)

John Deere Capital Corporation

(Exact name of the Sponsor as specified in its charter)

(Central Index Key Number: 0000027673)

State of Delaware	333-287776-02	38-4090077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
isconsin
c/o John Deere Capital Corporation P.O. Box 5328 Madison, Wisconsin		53705-0328
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 438-7394

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 22, 2026, John Deere Owner Trust 2026-B issued $226,500,000 of its Class A-1 Asset Backed Notes, $203,520,000 of its Class A-2A Asset Backed Notes, $50,000,000 of its Class A-2B Asset Backed Notes, $253,520,000 of its Class A-3 Asset Backed Notes and $49,410,000 of its Class A-4 Asset Backed Notes pursuant to the registration statement filed by John Deere Receivables LLC (“JDRL”) with the Securities and Exchange Commission on Form SF-3 (File No. 333-287776) on June 4, 2025, as amended by pre-effective amendment No. 1 thereto filed by JDRL on July 18, 2025. In that connection, as described in the Prospectus dated July 14, 2026, which was filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(5) on July 16, 2026, the Registrant is filing the final forms of the agreements listed below under exhibits.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

4.1	Indenture between John Deere Owner Trust 2026-B and U.S. Bank Trust Company, National Association, as indenture trustee, dated as of July 22, 2026.

99.1	Trust Agreement between John Deere Receivables LLC, as depositor, and Deutsche Bank Trust Company Delaware, as owner trustee, dated as of July 21, 2026.

99.2	Sale and Servicing Agreement among John Deere Capital Corporation, as servicer, John Deere Receivables LLC, as seller, and John Deere Owner Trust 2026-B, as issuing entity, dated as of July 22, 2026.

99.3

Administration Agreement among John Deere Owner Trust 2026-B, as issuer, John Deere Capital Corporation, as administrator, and U.S. Bank Trust Company, National Association, as indenture trustee, dated as of July 22, 2026.

99.4

Asset Representations Review Agreement by and among John Deere Owner Trust 2026-B, as the issuing entity, John Deere Capital Corporation, as servicer, and Clayton Fixed Income Services LLC, as the asset representations reviewer, dated as of July 22, 2026.

99.5	Purchase Agreement between John Deere Capital Corporation, as seller, and John Deere Receivables LLC, as purchaser, dated as of July 22, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/
JOHN DEERE RECEIVABLES LLC (Depositor)

	By:	/s/ Larry J. Gant
	Name:	Larry J. Gant
	Title:	Assistant Secretary and Assistant Treasurer

Date: July 22, 2026